UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-2694

Name of Fund:  The Municipal Fund Accumulation Program, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, The Municipal Fund Accumulation Program, Inc., 800 Scudders Mill
Road, Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011,
Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/03

Date of reporting period: 01/01/03 - 12/31/03

Item 1 - Report to Shareholders



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


The Municipal Fund
Accumulation Program, Inc.


Annual Report
December 31, 2003



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. The Municipal Fund Accumulation Program is only open to holders of units of Municipal Investment Trust Funds and Defined Assets Funds--Municipal Insured Series for reinvestment of distributions on those units. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



The Municipal Fund Accumulation Program, Inc.
Box 9011
Princeton, NJ
08543-9011



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The Municipal Fund Accumulation Program, Inc.



Important Tax Information (unaudited)


All of the net investment income distributions paid monthly by The Municipal Fund Accumulation Program, Inc. during its taxable year ended December 31, 2003 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.,
DECEMBER 31, 2003



A Letter From the President


Dear Shareholder

In my 35 years in the asset management business, 2003 was among the more memorable. The year, which opened with unrelenting economic uncertainty and a dismal continuation of a three-year equity market slump, vigorously reversed course in the months that followed. However, amid the good economic news, fixed income investments, which had become the asset class of choice during the preceding three-year equity market decline, faced new challenges.

Throughout 2003, the Federal Reserve Board remained focused on averting deflation and ensuring a sustained economic recovery. This translated into an uninterrupted easing monetary policy and the lowest interest rates in decades. The Federal Funds rate, which opened the year at 1.25%, ended it at 1%--the lowest level since 1958.

Municipal bond yields rose and fell during the year in reaction to geopolitical events, equity market performance, economic activity and employment figures. By the end of December, long-term municipal revenue bond yields--which move opposite of price levels--were slightly lower than they were one year earlier, at 5.04% as measured by the Bond Buyer Revenue Bond Index. With many state deficits at record levels, municipalities issued more than $380 billion in new long-term tax-exempt bonds during 2003. The availability of bonds, together with attractive yield ratios relative to U.S. Treasury issues, made municipal bonds a popular fixed income investment alternative.

Throughout the year, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

In closing, I wish to share one final note regarding the look of our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets can be confusing. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the New Year and beyond.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.
DECEMBER 31, 2003



A Discussion With the Program's Portfolio Manager


In anticipation of rising interest rates ahead, we ended the year in a defensive stance in an effort to protect the Program's net asset value and the returns earned for shareholders over the past 12 months.


Describe the market environment relative to municipal bonds during the fiscal year.

While displaying considerable month-to-month volatility, yields on long-term U.S. Treasury bonds were moderately higher on December 31, 2003 than they were a year earlier. For the first half of the year, long-term Treasury bond yields headed significantly lower while bond prices--which move in the opposite direction of yields--rose in response to volatile equity markets, concerns about the war in Iraq and continued sub par economic growth. To spur business and consumer spending, the Federal Reserve Board continued to lower short-term interest rates. By mid-June, long-term U.S. Treasury bond yields had fallen approximately 60 basis points (.60%) to 4.17%.

The tide turned in July and August, as yields rose in reaction to an improving economy and increasing confidence that the Federal Reserve Board was through cutting short-term interest rates. By mid-August, U.S. Treasury bond yields reached 5.45%, their highest level in 2003, before generally moving lower for the remainder of the year. As of December 31, 2003, long-term U.S. Treasury bond yields stood at 5.07%, 30 basis points higher than a year earlier.

Municipal bond yields, on the other hand, declined modestly from year-ago levels. The decline was largely triggered by solid investor demand for tax-exempt securities as well as a more favorable balance between supply and demand during the latter half of 2003. By year's end, long-term municipal revenue bond yields had fallen approximately 10 basis points to 5.04%, as measured by the Bond Buyer Revenue Bond Index. Yields on long-term tax-free bonds rated Aaa--the highest rating--fell approximately 15 basis points to end the year at 4.63%, according to Municipal Market Data.

With municipal bond yields remaining relatively low, and tax-exempt money market securities offering yields of 1% or less, investors looking for a sufficient level of tax-free income increasingly favored municipal bonds with longer maturity dates. This maturity extension helped generate increased demand for municipal bonds in recent months. In addition, an improvement in supply/demand dynamics also contributed to the municipal bond market's performance as the year wore on. For 2003 as a whole, for example, municipal issuance was 6.8% greater than in 2002. However, during the second half of 2003, municipal issuance was actually 5.5% below that of the same six months in 2002. The declining trend was especially pronounced during the final quarter of 2003, which saw $95 billion in new issuance, a 10% decrease compared to the fourth quarter of 2002. This decline in supply helped strengthen the municipal market's positive technical position and enhanced recent performance. New-issue supply is expected to remain manageable in early 2004 and should help support the tax-exempt market's current position as an attractive fixed income investment alternative.


How did the Program perform during the period in light of the existing market conditions?

For the 12-month period ended December 31, 2003, The Municipal Fund Accumulation Program, Inc.'s total investment return was +5.88%. This compared favorably to the +5.31% return of the Program's unmanaged benchmark, the Lehman Brothers Municipal Bond Index, for the same period. The Program also outperformed the +4.75% average return of the Lipper General Municipal Debt Funds category for the same 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues in the top four credit-rating categories.)

The Program's outperformance during the period can be attributed to a focus on total return during the first half of the year, when we adopted a relatively aggressive market posture. In addition, the Program benefited from an attractive current yield achieved through investments in high-yield municipal bonds and inverse floating rate bonds. (The coupons on inverse floaters rise opposite a drop in short-term municipal borrowing rates.)



THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.
DECEMBER 31, 2003



How did you manage the Program during the period?

The Program was nearly fully invested at the start of the year, with investments in cash equivalent securities close to zero, as we wanted to avoid committing funds to securities yielding less than 1%. During the first half of the year, we kept the Program's duration longer than average. (Duration measures an investment's sensitivity to changes in interest rates. In general, the longer an investment's duration, the more likely it is to benefit from a drop in interest rates.) As interest rates continued to fall, performance benefited accordingly. The falling interest rates also encouraged us to maintain a relatively high percentage of inverse floaters in the portfolio. This allowed us to leverage the portfolio to take advantage of the attractive rate environment. It also enabled the Program to benefit from the positive income properties of inverse floaters during a time when the yield curve was steep. For shareholders, this approach meant low short-term borrowing costs. It also provided the Program with relatively high levels of coupon income.

During the second half of the year, we sought to protect the Program's net asset value for our shareholders. To that end, we pared back the portfolio's duration relative to its benchmark in anticipation of an eventual rise in long-term municipal rates. Other steps we took to reduce the Program's volatility included increasing our cash reserves, selling some higher-yielding bonds that had enjoyed substantial appreciation and deleveraging a portion of the Program's derivative structures. Deleveraging the position in inverse floating rate securities involved reconstituting the underlying security from which the derivative was created. In keeping with our generally conservative investment posture, the goal here was to further temper price volatility in the event of higher future interest rates.

One of the best strategies during the period was our avoidance of hedging. We felt it was wiser to work within the municipal cash market as a strategy to shorten duration, rather than to hedge.

Throughout the year, the Program continued to benefit from its inherent advantage of being an older-dated portfolio. Specifically, the Program's initial investments were made during a period of higher interest rates, when municipal securities offering higher levels of coupon income were more readily available.


How would you characterize the Program's position at the close of the period?

At the end of the year, the Program was positioned defensively as we continued to manage relative duration and price volatility. We seek to protect the Program's net asset value and the returns we have earned for shareholders over the past 12 months.

The Program's duration remains below that of our peers. We believe this to be a prudent approach given that interest rates are near historical lows and, amid a strengthening economy, are in a position to rise. In keeping with this defensive stance, the Program's cash reserves are currently high at 10% of assets. We continue to monitor this weighting and will make adjustments as necessary, particularly if we believe it could have a substantially negative impact on the Program's current yield.


Walter C. O'Connor
Portfolio Manager


January 13, 2004



We are pleased to announce that, effective August 1, 2003, Walter O'Connor was named Portfolio Manager of The Municipal Fund Accumulation Program, Inc. Mr. O'Connor has been a Director (Tax-Exempt Fund Management) of Merrill Lynch Investment Managers since 1997 and was a Vice President thereof from 1993 to 1997. He has been a Portfolio Manager with Merrill Lynch Investment Managers since 1991.


The Program's Board of Directors have approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby National Portfolio of Merrill Lynch Municipal Bond Fund, Inc. ("National Portfolio") will acquire all of the assets and assume all of the liabilities of the Program in exchange for newly issued shares of National Portfolio.



THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.
DECEMBER 31, 2003



Performance Data


About Fund Performance


None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



Recent Performance Results

                                                  6-Month        12-Month     Standardized
As of December 31, 2003                         Total Return   Total Return   30-Day Yield
The Municipal Fund Accumulation Program, Inc.*      +1.94%         +5.88%        +4.16%
Lehman Brothers Municipal Bond Index**              +1.45          +5.31           --

*Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

**This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature in 30 years.


THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.
DECEMBER 31, 2003



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


A line graph illustrating the growth of a $10,000 investment in The Municipal Fund Accumulation Program, Inc.++ compared to a similar investment in Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:


The Municipal Fund Accumulation Program, Inc.++

Date                              Value

December 1993                   $10,000.00
December 1994                   $ 9,356.00
December 1995                   $10,842.00
December 1996                   $11,206.00
December 1997                   $12,136.00
December 1998                   $12,785.00
December 1999                   $11,919.00
December 2000                   $13,297.00
December 2001                   $13,671.00
December 2002                   $14,640.00
December 2003                   $15,501.00


Lehman Brothers Municipal Bond Index++++

Date                              Value

December 1993                   $10,000.00
December 1994                   $ 9,483.00
December 1995                   $11,138.00
December 1996                   $11,632.00
December 1997                   $12,701.00
December 1998                   $13,524.00
December 1999                   $13,246.00
December 2000                   $14,793.00
December 2001                   $15,552.00
December 2002                   $17,045.00
December 2003                   $17,951.00

++Assuming transaction costs and other operating expenses, including advisory fees and reimbursement of all expenses. The Municipal Fund Accumulation Program, Inc. invests in a diversified portfolio of interest bearing long-term and intermediate-term municipal bonds, the interest on which is exempt from Federal income tax.

++++This unmanaged Index is comprised of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature in 30 years.

Past performance is not indicative of future results.



Average Annual Total Return


                                 % Return
Period Covered

One Year Ended 12/31/03            +5.88%
Five Years Ended 12/31/03          +3.93
Ten Years Ended 12/31/03           +4.48



THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.
DECEMBER 31, 2003


Schedule of Investments                                                                                      (In Thousands)

               S&P         Moody's      Face
State          Ratings+++  Ratings+++  Amount  Municipal Bonds                                                     Value
Alabama--1.3%   NR*         Aaa       $ 1,750  Alabama HFA, S/F Mortgage Revenue Refunding Bonds (College
                                               Home Mortgage Bond Program), Series B-1, 6.65% due 10/01/2025      $   1,802
                BBB         Baa2          500  Mobile, Alabama, Industrial Development Board, Environmental
                                               Improvement Revenue Refunding Bonds (International Paper
                                               Company Project), AMT, Series A, 6.35% due 5/15/2016                     539
                BBB         Baa2        2,500  Selma, Alabama, IDB, Environmental Improvement Revenue
                                               Refunding Bonds (International Paper Company Project), AMT,
                                               Series A, 6.70% due 2/01/2018                                          2,747

Arizona--0.6%   BBB         Baa1        2,000  Arizona Health Facilities Authority Revenue Bonds (Catholic
                                               Healthcare West), Series A, 6.625% due 7/01/2020                       2,208

Arkansas--0.2%  A+          NR*           250  North Little Rock, Arkansas, Health Facilities Board, Health
                                               Care Revenue Bonds (Baptist Health), 5.50% due 7/01/2016                 264
                BBB         Baa2          500  Pine Bluff, Arkansas, Environmental Improvement Revenue
                                               Refunding Bonds (International Paper Company Project), AMT,
                                               Series A, 6.70% due 8/01/2020                                            544

California--    AAA         Aaa         4,055  Calexico, California, Community Redevelopment Agency, Tax
5.8%                                           Allocation Bonds, Series A, 5% due 8/01/2024 (a)                       4,199
                                               California Rural Home Mortgage Finance Authority, S/F Mortgage
                                               Revenue Bonds (Mortgage-Backed Securities Program), AMT,
                                               Class 5 (j)(k):
                AAA         NR*         2,025      Series C, 6.75% due 3/01/2029                                      2,053
                AAA         NR*           895      Series D, 6.70% due 5/01/2029                                        929
                AAA         NR*           910  California Rural Home Mortgage Finance Authority, S/F Mortgage
                                               Revenue Refunding Bonds (Mortgage-Backed Securities Program), AMT,
                                               Series A-2, 7% due 9/01/2029 (j)(k)                                      923
                BBB         Baa1        2,000  California State, GO, Refunding, 5.20% due 11/01/2031                  2,001
                A-          A3          3,870  California Statewide Communities Development Authority, Health
                                               Facility Revenue Bonds (Memorial Health Services), Series A, 6%
                                               due 10/01/2023                                                         4,124
                A-          A2          7,000  Chula Vista, California, IDR, Refunding (San Diego Gas &
                                               Electric Co.), AMT, Series A, 6.75% due 3/01/2023                      7,051
                BBB         Baa2          980  Golden State Tobacco Securitization Corporation of California,
                                               Tobacco Settlement Revenue Bonds, Series A-3, 7.875% due 6/01/2042     1,053

Colorado--3.0%  NR*         Aa2         1,050  Colorado HFA, Revenue Bonds (S/F Program), Series B-3, 6.55% due
                                               10/01/2016                                                             1,089
                                               Colorado HFA, Revenue Refunding Bonds (S/F Program):
                NR*         Aa2           855      AMT, Senior Series A-2, 7.50% due 4/01/2031                          885
                AA          Aa2           325      AMT, Senior Series B-2, 7.10% due 4/01/2017                          331
                AA          Aa2         1,990      AMT, Senior Series B-2, 7.25% due 10/01/2031                       2,056
                AA          Aa2         1,340      AMT, Senior Series C-2, 7.25% due 10/01/2031                       1,384
                NR*         Aa2           330      Senior Series A-3, 7.35% due 10/01/2030                              342
                NR*         Aa2         1,600      Senior Series C-3, 6.75% due 10/01/2021                            1,617
                AA          Aa2           615      Senior Series C-3, 7.15% due 10/01/2030                              641
                AA          Aa2         2,500  Colorado Health Facilities Authority, Revenue Refunding Bonds
                                               (Catholic Health Initiatives), 5.50% due 9/01/2017                     2,692
                A1          VMIG1++       600  Moffat County, Colorado, PCR, Refunding (Pacificorp Projects),
                                               VRDN, 1.22% due 5/01/2013 (a)(h)                                         600


Portfolio Abbreviations


To simplify the listings of The Municipal Fund Accumulation Program, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
CARS       Complementary Auction Rate Securities
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes



THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.
DECEMBER 31, 2003


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P         Moody's      Face
State          Ratings+++  Ratings+++  Amount  Municipal Bonds                                                     Value
Connecticut--   A1+         NR*       $   700  Connecticut State Health and Educational Facilities Authority
3.5%                                           Revenue Bonds (Quinnipiac University), VRDN, Series F, 1.20%
                                               due 7/01/2031 (h)(l)                                               $     700
                                               Connecticut State Health and Educational Facilities Authority,
                                               Revenue Refunding Bonds:
                AA          NR*         5,025      DRIVERS, Series 215, 11.49% due 6/01/2030 (g)(l)                   6,726
                AA          Baa3        5,710      (University of Hartford), Series E, 5.50% due 7/01/2022 (l)        6,204

District of     AAA         NR*         5,000  District of Columbia, GO, Refunding, DRIVERS, Series 214, 10.455%
Columbia--1.7%                                 due 6/01/2026 (e)(g)                                                   6,509

Florida--2.6%   AA          NR*         1,900  Beacon Tradeport Community, Florida, Development District,
                                               Special Assessment Revenue Refunding Bonds (Commercial Project),
                                               Series A, 5.25% due 5/01/2016                                          2,069
                NR*         NR*         5,000  Hillsborough County, Florida, IDA, Exempt Facilities Revenue
                                               Bonds (National Gypsum), AMT, Series A, 7.125% due 4/01/2030           5,357
                NR*         Aaa         2,375  Orange County, Florida, HFA, M/F Housing Revenue Bonds, Series A,
                                               6.40% due 1/01/2031 (e)                                                2,521

Hawaii--0.8%    BBB         Baa1        3,000  Kuakini, Hawaii, Health System, Special Purpose Revenue Bonds
                                               (Kuakini Health System), Series A, 6.375% due 7/01/2032                3,080

Idaho--1.0%     BB+         Ba3         4,000  Power County, Idaho, Industrial Development Corporation, Solid
                                               Waste Disposal Revenue Bonds (FMC Corporation Project), AMT,
                                               6.45% due 8/01/2032                                                    3,890

Illinois--3.6%  AAA         Aaa         6,700  Chicago, Illinois, O'Hare International Airport, Airport Revenue
                                               Bonds, 3rd Lien, AMT, Series B-2, 6% due 1/01/2029 (m)                 7,422
                AAA         NR*         1,885  Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series A,
                                               7.15% due 9/01/2031 (j)(k)                                             1,938
                                               Illinois Development Finance Authority Revenue Bonds:
                BBB         NR*         3,140      (Community Rehabilitation Providers Facility), Series A,
                                                   6.50% due 7/01/2022                                                3,264
                AAA         Aaa           660      Series B, 6.40% due 9/01/2031 (d)                                    739
                A1+         VMIG1++       400  Illinois Health Facilities Authority, Revenue Refunding Bonds
                                               (University of Chicago Hospitals), VRDN, 1.22% due 8/01/2026 (e)(h)      400

Indiana--2.0%   AA          Aa2         1,000  Indiana State Office Building Commission, Capital Complex Revenue
                                               Refunding Bonds (State Office Building-II Facility), Series D,
                                               6.90% due 7/01/2011                                                    1,196
                AAA         NR*         6,000  MSD Warren Township, Indiana, Vision 2005, School Building
                                               Corporation Revenue Bonds, First Mortgage, 5.50% due 7/15/2020 (b)     6,657

Kansas--2.0%    NR*         Aaa         4,565  Sedgwick and Shawnee Counties, Kansas, S/F Revenue Bonds, AMT,
                                               Series A-1, 6.95% due 6/01/2029 (i)                                    4,816
                A+          NR*         2,500  Witchita, Kansas, Hospital Facilities Revenue Refunding and
                                               Improvement Bonds, Series III, 6.25% due 11/15/2019                    2,777

Kentucky--0.7%  A1          VMIG1++     2,800  Kentucky Economic Development Finance Authority, Hospital
                                               Facilities Revenue Refunding Bonds (Baptist Healthcare), VRDN,
                                               Series C, 1.22% due 8/15/2031 (e)(h)                                   2,800

Louisiana--4.4% AAA         Aaa         9,500  Louisiana Local Government, Environmental Facilities, Community
                                               Development Authority Revenue Bonds (Capital Projects and
                                               Equipment Acquisition), Series A, 6.30% due 7/01/2030 (a)             11,569
                AAA         Aaa         2,900  New Orleans, Louisiana, GO, Refunding, 6.125% due 10/01/2016 (a)       3,147
                BBB         Baa2        2,000  Rapides Finance Authority, Louisiana, Environmental Improvement
                                               Revenue Bonds (International Paper Company Project), AMT, Series A,
                                               6.55% due 11/15/2023                                                   2,125

Massachusetts-- AAA         Aaa         2,475  Massachusetts State Health and Educational Facilities Authority
1.1%                                           Revenue Bonds (Medical Center of Central Massachusetts), CARS,
                                               RIB, Series B, 11.82% due 6/23/2022 (a)(g)                             3,164
                BBB         NR*         1,000  Massachusetts State Industrial Finance Agency, Higher Education
                                               Revenue Refunding Bonds (Hampshire College Project), 5.625% due
                                               10/01/2012                                                             1,058

Michigan--1.4%  BBB         Baa2        2,500  Delta County, Michigan, Economic Development Corporation,
                                               Environmental Improvement Revenue Refunding Bonds (Mead
                                               Westvaco-Escanaba), Series A, 6.25% due 4/15/2027                      2,617
                AAA         Aaa         2,000  Michigan State Strategic Fund, Limited Obligation Revenue
                                               Refunding Bonds (Detroit Edison Company), Series BB, 7% due
                                               5/01/2021 (a)                                                          2,614

Minnesota--0.8% NR*         A3          1,750  Minneapolis, Minnesota, Health Care System Revenue Bonds
                                               (Allina Health System), Series A, 5.75% due 11/15/2032                 1,833
                AA+         Aa1         1,070  Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT, Series M,
                                               6.70% due 7/01/2026                                                    1,093


THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.
DECEMBER 31, 2003


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P         Moody's      Face
State          Ratings+++  Ratings+++  Amount  Municipal Bonds                                                     Value
Mississippi--   BBB         Baa2      $ 1,700  Warren County, Mississippi, Environmental Improvement
0.5%                                           Revenue Refunding Bonds (International Paper Company
                                               Project), AMT, Series B, 6.75% due 8/01/2021                       $   1,845

Missouri--0.6%  AAA         Aaa         2,200  Saint Louis, Missouri, Airport Revenue Bonds (Airport
                                               Development Program), Series A, 5.625% due 7/01/2019 (e)               2,474

Montana--1.6%   NR*         A2          6,000  Montana State Higher Education, Student Assistance Corporation,
                                               Student Loan Revenue Refunding Bonds, AMT, Sub-Series B, 6.40%
                                               due 12/01/2032                                                         6,285

Nevada--2.3%    A1+         VMIG1++     2,000  Clark County, Nevada, Airport Improvement Revenue Refunding
                                               Bonds, VRDN, Series A, 1.17% due 7/01/2012 (e)(h)                      2,000
                AAA         Aaa         5,000  Clark County, Nevada, IDR (Power Company Project), AMT,
                                               Series A, 6.70% due 6/01/2022 (b)                                      5,158
                                               Elko, Nevada, GO (Airport Improvement), AMT, Series B (e):
                AAA         Aaa           165      6.10% due 10/01/2014                                                 186
                AAA         Aaa           245      6.30% due 10/01/2019                                                 276
                AAA         Aaa           320      6.75% due 10/01/2024                                                 368
                AAA         Aaa           225      7% due 10/01/2029                                                    261
                AAA         Aaa           450  Nevada Housing Division, S/F Program, AMT, Senior Series E,
                                               7.05% due 4/01/2027 (c)                                                  459

New Jersey--    AAA         Aaa         5,000  New Jersey EDA Revenue Refunding Bonds (RWJ Health Care
4.1%                                           Corporation), 6.50% due 7/01/2024 (d)                                  5,223
                AAA         Aaa         3,680  New Jersey EDA, State Lease Revenue Bonds (State Office Buildings
                                               Projects), 6% due 6/15/2016 (a)                                        4,258
                NR*         Baa1        3,130  New Jersey Health Care Facilities Financing Authority Revenue
                                               Bonds (South Jersey Hospital), 6% due 7/01/2026                        3,261
                AAA         Aaa         1,500  New Jersey State Housing and Mortgage Finance Agency, M/F Housing
                                               Revenue Refunding Bonds, Series B, 6.25% due 11/01/2026 (d)            1,625
                BBB         Baa2        1,500  Tobacco Settlement Financing Corporation of New Jersey Revenue
                                               Bonds, 7% due 6/01/2041                                                1,515

New York--      A+          NR*         3,000  New York City, New York, City Housing Development Corporation,
12.6%                                          Residential Mortgage Revenue Bonds (East 17th Street), VRDN,
                                               Series A, 1.20% due 1/01/2023 (h)                                      3,000
                                               New York City, New York, City Transitional Finance Authority
                                               Revenue Bonds:
                AA+         Aa2         6,000      Future Tax Secured, Series B, 6% due 11/15/2010                    7,060
                A1+         VMIG1++       300      VRDN, Series C, 1.20% due 11/01/2022 (h)                             300
                                               New York City, New York, GO, Refunding, Series A (m):
                AAA         Aaa         8,955      6.25% due 5/15/2010 (n)                                           10,828
                AAA         Aaa         1,120      6.25% due 5/15/2026                                                1,306
                AA-         A1          1,500  New York State Dormitory Authority, Lease Revenue Bonds
                                               (State University Dormitory Facilities), Series A, 6.25% due
                                               7/01/2010 (n)                                                          1,818
                                               New York State Dormitory Authority, Revenue Refunding Bonds:
                NR*         Aa3         3,560      (Concord Nursing Home Inc.), 6.25% due 7/01/2016                   3,954
                NR*         Aa3         2,500      (Concord Nursing Home Inc.), 6.50% due 7/01/2029                   2,728
                BB          Ba1         3,000      (Mount Sinai Health), Series A, 6.50% due 7/01/2016                3,012
                BB          Ba1         3,950      (Mount Sinai Health), Series A, 6.50% due 7/01/2025                3,955
                NR*         VMIG1++     5,400  New York State, HFA, Housing Revenue Bonds (Liberty Street
                                               Realty LLC), VRDN, 1.20% due 11/01/2035 (h)                            5,400
                AA          NR*         2,285  Oneida County, New York, IDA Revenue Bonds (Civic Facility--
                                               Faxton Hospital), Series C, 6.625% due 1/01/2015 (l)                   2,655
                A1+         VMIG1++     2,500  Triborough Bridge and Tunnel Authority, New York, Special
                                               Obligation Revenue Refunding Bonds, VRDN, Series C, 1.20% due
                                               1/01/2031 (d)(h)                                                       2,500

North           A           Baa3        4,440  North Carolina Eastern Municipal Power Agency, Power System
Carolina--3.5%                                 Revenue Refunding Bonds, Series D, 6.70% due 1/01/2019                 5,007
                                               North Carolina Municipal Power Agency Number 1, Catawba Electric
                                               Revenue Refunding Bonds, Series B:
                BBB+        Baa1        5,000      6.50% due 1/01/2020                                                5,567
                A           NR*         2,500      6.50% due 1/01/2020                                                2,784

Pennsylvania--  A1+         VMIG1++     6,100  Philadelphia, Pennsylvania, Water and Wastewater Revenue
1.6%                                           Refunding Bonds, VRDN, 1.19% due 6/15/2023 (d)(h)                      6,100



THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.
DECEMBER 31, 2003


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P         Moody's      Face
State          Ratings+++  Ratings+++  Amount  Municipal Bonds                                                     Value
South           A           A2        $ 3,500  Lexington County, South Carolina, Health Services District
Carolina--4.0%                                 Inc., Hospital Revenue Refunding and Improvement Bonds,
                                               5.50% due 11/01/2032                                               $   3,599
                BBB+        Baa2        2,450  Medical University, South Carolina, Hospital Authority,
                                               Hospital Facility Revenue Refunding Bonds, 6.50% due 8/15/2032         2,578
                                               Piedmont Municipal Power Agency, South Carolina, Electric
                                               Revenue Refunding Bonds (b):
                AAA         Aaa         3,000      6.75% due 1/01/2019                                                3,799
                AAA         Aaa         1,890      Series A, 6.50% due 1/01/2014                                      2,325
                AAA         Aaa           320      Series A, 6.50% due 1/01/2014 (f)                                    400
                BBB         Baa2        3,000  Tobacco Settlement Revenue Management Authority of South
                                               Carolina, Tobacco Settlement Revenue Bonds, Series B, 6.375%
                                               due 5/15/2030                                                          2,830

Tennessee--     A-          Baa1        3,500  Shelby County, Tennessee, Health, Educational and Housing Facility
1.0%                                           Board, Hospital Revenue Refunding Bonds (Methodist Healthcare),
                                               6.50% due 9/01/2026                                                    3,811

Texas--18.9%    A+          Aa3         6,740  Austin, Texas, Convention Center Revenue Bonds (Convention
                                               Enterprises Inc.), Trust Certificates, Second Tier, Series B, 6%
                                               due 1/01/2023                                                          7,413
                AAA         Aaa         5,330  Austin, Texas, Revenue Bonds (Town Lake Community Events Center
                                               Venue), 6.20% due 11/15/2029 (b)                                       6,118
                                               Bell County, Texas, Health Facilities Development Corporation,
                                               Hospital Revenue Bonds (Scott & White Memorial Hospital),
                                               VRDN (e)(h):
                A1+         VMIG1++     1,500      Series 2001-1, 1.22% due 8/15/2031                                 1,500
                A1+         VMIG1++     7,000      Series 2001-2, 1.22% due 8/15/2031                                 7,000
                A1+         VMIG1++       300      Series B-1, 1.22% due 8/15/2029                                      300
                                               Brazos River Authority, Texas, PCR, Refunding, AMT:
                BBB         Baa2        5,000      (TXU Electric Company Project), Series A, 4.95% due 10/01/2030     5,027
                BBB         Baa2        1,500      (TXU Electric Company Project), Series C, 5.75% due 5/01/2036      1,572
                BBB         Baa2        2,280      (Texas Utility Company), Series A, 7.70% due 4/01/2033             2,570
                A-          A3          3,700  Brazos River, Texas, Harbor Navigation District, Brazoria County
                                               Environmental Revenue Refunding Bonds (Dow Chemical Company
                                               Project), AMT, Series A-7, 6.625% due 5/15/2033                        3,965
                AAA         Aaa         1,265  Central Texas Housing Fianance Corporation, S/F Mortgage Revenue
                                               Bonds (GNMA Mortgage Program), AMT, 8.20% due 6/28/2017 (i)            1,281
                AAA         NR*         8,125  Dallas-Fort Worth, Texas, International Airport Revenue Bonds,
                                               DRIVERS, AMT, Series 201, 10.536% due 11/01/2024 (b)(g)               10,032
                AA          NR*         3,500  Gregg County, Texas, Health Facilities Development Corporation,
                                               Hospital Revenue Bonds (Good Shepherd Medical Center Project),
                                               6.375% due 10/01/2025 (l)                                              4,047
                BBB         Baa2        2,465  Gulf Coast, Texas, Waste Disposal Authority Revenue Refunding
                                               Bonds (International Paper Company), AMT, Series A, 6.10% due
                                               8/01/2024                                                              2,559
                                               Harris County, Texas, Health Facilities Development Corporation,
                                               Revenue Refunding Bonds:
                A1+         NR*         1,200      (Methodist Hospital), VRDN, 1.22% due 12/01/2032 (h)               1,200
                AA-         NR*         2,500      (Saint Luke's Episcopal Hospital), Series A, 5.625% due
                                                   2/15/2017                                                          2,701
                BBB         Baa2        7,350  Matagorda County, Texas, Port of Bay City Authority Revenue
                                               Bonds (Hoechst Celanese Corp. Project), AMT, 6.50% due 5/01/2026       7,629
                NR*         Aaa         3,335  South Plains, Texas, Housing Finance Corporation, S/F Mortgage
                                               Revenue Bonds, AMT, Series A, 7.30% due 9/01/2031                      3,699
                AA          Aa1         1,790  Texas State, GO, Veterans' Housing Assistance Fund II, AMT,
                                               Series A, 7% due 12/01/2025                                            1,847
                AAA         Aaa         2,305  Webster, Texas, GO, COP, Series A, 6% due 3/01/2021 (d)                2,636

Washington--    NR*         NR*         2,465  Seattle, Washington, Housing Authority Revenue Bonds (Replacement
2.9%                                           Housing Project), 6.125% due 12/01/2032                                2,450
                AAA         Aaa         7,750  Tacoma, Washington, Electric System, Revenue Refunding Bonds,
                                               Series A, 5.75% due 1/01/2017 (d)                                      8,819

Wisconsin--     BBB+        NR*         1,700  Wisconsin State Health and Educational Facilities Authority
0.4%                                           Revenue Bonds (Synergyhealth Inc.), 6% due 11/15/2032                  1,718

Wyoming--1.3%   BB+         Ba3         5,000  Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                               (FMC Corporation Project), AMT, Series A, 7% due 6/01/2024             5,047

Utah--0.3%      A1+         VMIG1++     1,200  Emery County, Utah, PCR, Refunding (Pacificorp Projects), VRDN,
                                               1.22% due 11/01/2024 (a)(h)                                            1,200


THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.
DECEMBER 31, 2003


Schedule of Investments (concluded)                                                                          (In Thousands)

               S&P         Moody's      Face
               Ratings+++  Ratings+++  Amount  Municipal Bonds                                                     Value
Puerto Rico--   A-          A3       $ 10,000  Puerto Rico Electric Power Authority, Power Revenue Bonds,
6.2%                                           Series NN, 5.125% due 7/01/2029 (e)                                $  10,300
                NR*         Aaa         7,770  Puerto Rico Public Finance Corporation Revenue Bonds, RIB,
                                               Series 519X, 9.54% due 8/01/2018 (e)(g)                                9,756
                AAA         Aaa         3,550  University of Puerto Rico, University Revenue Refunding Bonds,
                                               Series O, 5.375% due 6/01/2030 (e)                                     3,722

                Total Investments (Cost--$353,831)--98.3%                                                           378,977
                Other Assets Less Liabilities--1.7%                                                                   6,693
                                                                                                                  ---------
                Net Assets--100.0%                                                                                $ 385,670
                                                                                                                  =========

*Not Rated.

++Highest short-term rating by Moody's Investors Service, Inc.

+++Ratings of issues shown are unaudited.

(a)AMBAC Insured.

(b)FGIC Insured.

(c)FHA Insured.

(d)FSA Insured.

(e)MBIA Insured.

(f)Escrowed to maturity.

(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2003.

(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2003.

(i)GNMA Collateralized.

(j)FNMA/GNMA Collateralized.

(k)FHLMC Collateralized.

(l)Radian Insured.

(m)XL Capital Insured.

(n)Prerefunded.

See Notes to Financial Statements.


THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.
DECEMBER 31, 2003


Statement of Assets and Liabilities

As of December 31, 2003
Assets

               Investments, at value (identified cost--$353,831,172)                                        $   378,977,413
               Cash                                                                                                   1,117
               Receivables:
                  Interest                                                                $     6,467,020
                  Securities sold                                                                 542,752
                  Capital shares sold                                                               4,730         7,014,502
                                                                                          ---------------
               Prepaid registration fees and other assets                                                            16,791
                                                                                                            ---------------
               Total assets                                                                                     386,009,823
                                                                                                            ---------------

Liabilities

               Payables:
                  Capital shares redeemed                                                          83,980
                  Investment adviser                                                               21,102
                  Other affiliates                                                                  8,317           113,399
                                                                                          ---------------
               Accrued expenses and other liabilities                                                               226,212
                                                                                                            ---------------
               Total liabilities                                                                                    339,611
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   385,670,212
                                                                                                            ===============

Net Assets Consist of

               Common Stock, $.01 par value, 100,000,000 shares authorized                                  $       222,183
               Paid-in capital in excess of par                                                                 394,454,203
               Undistributed investment income--net                                       $       841,521
               Accumulated realized capital losses on investments--net                       (34,993,936)
               Unrealized appreciation on investments--net                                     25,146,241
                                                                                          ---------------
               Total accumulated losses--net                                                                    (9,006,174)
                                                                                                            ---------------
               Net Assets--Equivalent to $17.36 per share based on 22,218,290 shares
               outstanding                                                                                  $   385,670,212
                                                                                                            ===============

See Notes to Financial Statements.


THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.
DECEMBER 31, 2003


Statement of Operations

For the Year Ended December 31, 2003
Investment Income

               Interest                                                                                     $    22,712,537

Expenses

               Investment advisory fees                                                   $     1,948,432
               Transfer agent fees                                                                787,746
               Accounting services                                                                129,261
               Printing and shareholder reports                                                    49,410
               Professional fees                                                                   42,131
               Registration fees                                                                   35,022
               Custodian fees                                                                      25,203
               Pricing services                                                                    17,210
               Director's fees and expenses                                                        12,485
               Other                                                                               23,940
                                                                                          ---------------
               Total expenses                                                                                     3,070,840
                                                                                                            ---------------
               Investment income--net                                                                            19,641,697
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

               Realized loss on investments--net                                                                  (743,384)
               Change in unrealized appreciation on investments--net                                              3,372,072
                                                                                                            ---------------
               Total realized and unrealized gain on investments--net                                             2,628,688
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    22,270,385
                                                                                                            ===============

See Notes to Financial Statements.


THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.
DECEMBER 31, 2003


Statements of Changes in Net Assets

                                                                                                      For the Year
                                                                                                   Ended December 31,
Increase (Decrease) in Net Assets:                                                               2003               2002
Operations

               Investment income--net                                                     $    19,641,697   $    20,510,455
               Realized loss on investments--net                                                (743,384)       (2,092,195)
               Change in unrealized appreciation on investments--net                            3,372,072         8,688,043
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                            22,270,385        27,106,303
                                                                                          ---------------   ---------------

Dividends to Shareholders

               Dividends to shareholders from investment income--net                         (19,767,390)      (20,456,922)
                                                                                          ---------------   ---------------

Capital Share Transactions

               Net decrease in net assets resulting from capital share transactions          (12,500,607)      (16,366,714)
                                                                                          ---------------   ---------------

Net Assets

               Total decrease in net assets                                                   (9,997,612)       (9,717,333)
               Beginning of year                                                              395,667,824       405,385,157
                                                                                          ---------------   ---------------
               End of year*                                                               $   385,670,212   $   395,667,824
                                                                                          ===============   ===============
                  *Undistributed investment income--net                                   $       841,521   $       967,214
                                                                                          ===============   ===============

See Notes to Financial Statements.


THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.
DECEMBER 31, 2003


Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share Operating Performance

               Net asset value, beginning of year            $    17.25   $    16.96   $    17.33   $    16.35   $    18.50
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                              .87*         .88*          .85          .85          .79
               Realized and unrealized gain (loss)
               on investments--net                                  .11          .29        (.37)          .98       (2.00)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .98         1.17          .48         1.83       (1.21)
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                  Investment income--net                          (.87)        (.88)        (.85)        (.85)        (.79)
                  Realized gain on investments--net                  --           --         --++           --           --
                  In excess of realized gain on
                  investments--net                                   --           --           --           --        (.15)
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                  (.87)        (.88)        (.85)        (.85)        (.94)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $    17.36   $    17.25   $    16.96   $    17.33   $    16.35
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return

               Based on net asset value per share                 5.88%        7.09%        2.81%       11.57%      (6.77%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of reimbursement                      .79%         .77%         .82%         .79%         .79%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                            .79%         .77%         .82%         .79%         .79%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                             5.04%        5.16%        4.89%        5.06%        4.47%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $  385,670   $  395,668   $  405,385   $  430,491   $  432,433
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                   40%          40%          76%         111%         222%
                                                             ==========   ==========   ==========   ==========   ==========

*Based on average shares outstanding.

++Amount is less than $(.01) per share.

See Notes to Financial Statements.


THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.
DECEMBER 31, 2003



Notes to Financial Statements


1. Significant Accounting Policies:
The Municipal Fund Accumulation Program, Inc. (the "Program") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Program's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Program's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Program from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Program, including valuations furnished by a pricing service retained by the Program, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Program under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Program may engage in various portfolio investment strategies both to increase the return of the Program and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Program may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Program deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Program agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Program as unrealized gains or losses. When the contract is closed, the Program records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Program amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.



THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.
DECEMBER 31, 2003



Notes to Financial Statements (continued)


FAM is responsible for the management of the Program's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, the Program pays a monthly fee of .50%, on an annual basis, of the value of the Program's average daily net assets.

FAM has entered into an Administrative Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., Prudential Securities, Inc., Morgan Stanley Dean Witter and Salomon Smith Barney, Inc. (the "Administrators"), whereby the
Administrators perform certain administrative duties on behalf of FAM. The Administrators receive a monthly fee from FAM equal to ..20%, on an annual basis, of the Program's average daily net assets. The Program does not pay this fee; FAM pays this fee directly to the Administrators.

For the year ended December 31, 2003, the Program reimbursed FAM
$8,334 for certain accounting services.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2003 were $149,110,654 and $196,673,072, respectively.

Net realized losses for the year ended December 31, 2003 and net unrealized gains as of December 31, 2003 were as follows:


                                        Realized         Unrealized
                                          Losses              Gains

Long-term investments            $     (392,398)    $    25,146,241
Financial futures contracts            (350,986)                 --
                                 ---------------    ---------------
Total                            $     (743,384)    $    25,146,241
                                 ===============    ===============



As of December 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $25,140,482 of which $26,069,275 related to appreciated securities and $928,793 related to depreciated securities. The aggregate cost of investments at December 31, 2003 for Federal income tax purposes was $353,836,931.


4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Year Ended                                           Dollar
December 31, 2003                         Shares             Amount

Shares sold                            1,216,024    $    20,927,004
Shares issued to shareholders
   in reinvestment of dividends        1,045,794         17,973,354
                                 ---------------    ---------------
Total issued                           2,261,818         38,900,358
Shares redeemed                      (2,985,326)       (51,400,965)
                                 ---------------    ---------------
Net decrease                           (723,508)    $  (12,500,607)
                                 ===============    ===============



For the Year Ended                                           Dollar
December 31, 2002                         Shares             Amount

Shares sold                            1,254,838    $    21,495,290
Shares issued to shareholders
   in reinvestment of dividends        1,093,117         18,710,633
                                 ---------------    ---------------
Total issued                           2,347,955         40,205,923
Shares redeemed                      (3,301,938)       (56,572,637)
                                 ---------------    ---------------
Net decrease                           (953,983)    $  (16,366,714)
                                 ===============    ===============


5. Short-Term Borrowings:
The Program, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Program may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Program may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Program pays a commitment fee of .09% per annum based on the Program's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Program did not borrow under the credit agreement during the year ended December 31, 2003.



THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.
DECEMBER 31, 2003



Notes to Financial Statements (concluded)


6. Distributions to Shareholders:
The Fund paid a tax-exempt income dividend of $.067252 per share on January 15, 2004 to shareholders of record on January 14, 2004.

The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 was as follows:


                                      12/31/2003         12/31/2002

Distributions paid from:
   Tax-exempt income             $    19,767,390    $    20,456,922
                                 ---------------    ---------------
Total distributions              $    19,767,390    $    20,456,922
                                 ===============    ===============


As of December 31, 2003, the components of accumulated losses on a tax basis were as follows:


Undistributed tax-exempt income--net                $       839,254
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                           839,254
Capital loss carryforward                             (31,666,473)*
Unrealized gains--net                                  21,821,045**
                                                    ---------------
Total accumulated losses--net                       $   (9,006,174)
                                                    ===============

*On December 31, 2003, the Fund had a net capital loss carryforward of $31,666,473, of which $12,553,988 expires in 2007, $18,431,171 expires in 2008, $348,559 expires in 2010 and $332,755 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


7. Plan of Reorganization:
The Program's Board of Directors have approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby National Portfolio of Merrill Lynch Municipal Bond Fund, Inc. ("National Portfolio") will acquire all of the assets and will assume all of the liabilities of the Program in exchange for newly issued shares of National Portfolio.



THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.
DECEMBER 31, 2003



Independent Auditors' Report


To the Shareholders and Board of Directors of The Municipal Fund Accumulation Program, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Municipal Fund Accumulation Program, Inc. as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Municipal Fund Accumulation Program, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 6, 2004



THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.
DECEMBER 31, 2003


Officers and Directors (unaudited)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length                                                  Fund Complex   Directorships
                       Held with    Of Time                                                 Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director

Terry K. Glenn*         President   1999 to   President and Chairman of the Merrill Lynch   123 Funds      None
800 Scudders Mill Road  and         present   Investment Managers, L.P. ("MLIM")/Fund       160 Portfolios
Plainsboro, NJ 08536    Director    and       Asset Management, L.P. ("FAM")--Advised
Age: 63                             1985 to   Funds since 1999; Chairman (Americas Region)
                                    present   of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc., ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and Director
                                              of Princeton Services, Inc. ("Princeton
                                              Services") from 1993 to 2002; President of
                                              Princeton Administrators, L.P. from 1989 to
                                              2002; Director of Financial Data Services,
                                              Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.


THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.
DECEMBER 31, 2003


Officers and Directors (unaudited)(continued)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length                                                  Fund Complex   Directorships
                       Held with    Of Time                                                 Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors*

Ronald W. Forbes       Director     1980 to   Professor Emeritus of Finance,School of       51 Funds       None
P.O. Box 9095                       present   Business, State University of New York        50 Portfolios
Princeton,                                    at Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant
Age: 63                                       at the Urban Institute from 1995 to 1999.


Cynthia A. Montgomery  Director     1995 to   Professor, Harvard Business School since      51 Funds       Unum Provident
P.O. Box 9095                       present   1989.                                         50 Portfolios  Corporation;
Princeton,                                                                                                 Newell
NJ 08543-9095                                                                                              Rubbermaid,
Age: 51                                                                                                    Inc.


Charles C. Reilly      Director     1990 to   Self-employed financial consultant since      51 Funds       None
P.O. Box 9095                       present   1990.                                         50 Portfolios
Princeton,
NJ 08543-9095
Age: 72


Kevin A. Ryan          Director     1992 to   Director Emeritus of The Boston University    51 Funds       None
P.O. Box 9095                       present   Center for the Advancement of Ethics and      50 Portfolios
Princeton,                                    Character from 1989 to 1999; Professor of
NJ 08543-9095                                 Education at Boston University from 1982
Age: 71                                       to 1999 and Professor Emeritus thereof
                                              since 1999.


Roscoe S. Suddarth     Director     2000 to   President of Middle East Institute from       51 Funds       None
P.O. Box 9095                       present   1995 to 2001; Foreign Service Officer of      50 Portfolios
Princeton,                                    United States Foreign Service from 1961
NJ 08543-9095                                 to 1995 and Career Minister from 1989 to
Age: 68                                       1995; Deputy Inspector General of U.S.
                                              Department of State from 1991 to 1994;
                                              U.S. Ambassador to the Hashemite Kingdom
                                              of Jordan from 1987 to 1990.


Richard R. West        Director     1980 to   Dean Emeritus of New York University,         51 Funds       Bowne & Co.,
P.O. Box 9095                       present   Leonard N. Stern School of Business           50 Portfolios  Inc.; Vornado
Princeton,                                    Administration since 1994.                                   Realty Trust;
NJ 08543-9095                                                                                              Vornado
Age: 65                                                                                                    Operating
                                                                                                           Company;
                                                                                                           Alexander's, Inc.


Edward D. Zinbarg      Director     2000 to   Self-employed financial consultant since      51 Funds       None
P.O. Box 9095                       present   1994; Executive Vice President of The         50 Portfolios
Princeton,                                    Prudential Insurance Company of America
NJ 08543-9095                                 from 1988 to 1994; Former Director of
Age: 69                                       Prudential Reinsurance Company and former
                                              Trustee of The Prudential Foundation.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.
DECEMBER 31, 2003


Officers and Directors (unaudited)(concluded)

                       Position(s)  Length
                       Held with    Of Time
Name, Address & Age    Fund         Served*   Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke        Vice         1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof
P.O. Box 9011          President    present   since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,             and          and       since 1999; Vice President of FAMD since 1999; Director of MLIM Taxation
NJ 08543-9011          Treasurer    1999 to   since 1990.
Age: 43                             present


Kenneth A. Jacob       Senior       2002 to   Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011          Vice         present   Management) of MLIM from 1997 to 2000.
Princeton,             President
NJ 08543-9011
Age: 52


John M. Loffredo       Senior       2002 to   Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011          Vice         present   Management) of MLIM from 1998 to 2000.
Princeton,             President
NJ 08543-9011
Age: 40


Brian D. Stewart       Secretary    2002 to   Vice President (Legal Advisory) of MLIM since 2002; Attorney with Reed
P.O. Box 9011                       present   Smith from 2001 to 2002; Attorney with Saul Ewing from 1999 to 2001.
Princeton,
NJ 08543-9011
Age: 34


* Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
The Bank of New York
101 Barclay Street
New York, NY 10286


Effective January 1, 2004, Charles C. Reilly, Director of Merrill
Lynch Municipal Fund Accumulation Program, Inc., retired. The Fund's Board of Directors wishes Mr. Reilly well in his retirement.



THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.
DECEMBER 31, 2003



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3)
Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees - 2003--$24,000        2002--$20,600

(b) Audit-Related Fees -  2003--$0    2002--$0

(c) Tax Fees -2003--$5,100            2002--$4,800     The nature of
the services include tax compliance, tax advice and tax planning.

(d) All Other Fees - 2003--$0         2002--$0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2) 0%

(f) N/A

(g) 2003--$18,690,437                 2002--$17,012,158

(h) The registrant's audit committee has considered that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Reserved

Item 9 - Controls and Procedures

9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

9(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits attached hereto

10(a) - Not Applicable

10(b) - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


The Municipal Fund Accumulation Program, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       The Municipal Fund Accumulation Program, Inc.


Date: February 23, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       The Municipal Fund Accumulation Program, Inc.


Date: February 23, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       The Municipal Fund Accumulation Program, Inc.


Date: February 23, 2004